On October 27, 2011, shareholders approved the reorganization of the fund into MFS Municipal Income Fund. Accordingly, effective after the close of business on November 2, 2011, shares of the fund are no longer available for sale and exchanges into the fund are no longer permitted. The reorganization is scheduled to occur on or about November 4, 2011.

Effective immediately, the sub-section entitled “Purchase and Sale of Fund Shares” under the main heading “Summary of Key Information” is restated in its entirety as follows:

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

On October 27, 2011, shareholders approved the reorganization of the fund into MFS Municipal Income Fund. Accordingly, effective after the close of business on November 2, 2011, shares of the fund are no longer available for sale and exchanges into the fund are no longer permitted. The reorganization is scheduled to occur on or about November 4, 2011.